UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

___________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: May 7, 2019
(Date of earliest event reported)

BIORESTORATIVE THERAPIES, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-54402	91-1835664
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification Number)

40 Marcus Drive, Melville, New York	11747
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (631) 760-8100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

____	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
____	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
____	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
____	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On May 7, 2019, BioRestorative Therapies, Inc. (the “Company”) issued 1,111,111 shares of common stock of the Company to Dale Broadrick, a principal shareholder of the Company, at a purchase price of $0.45 per share.  In consideration thereof, the Company issued to Mr. Broadrick a five year warrant (the “Five Year Warrant”) for the purchase of 555,556 shares of common stock of the Company at an exercise price of $0.85 per share and a one year warrant (together with the Five Year Warrant, the “Warrants”) for the purchase of 555,555 shares of common stock of the Company at an exercise price of $0.70 per share.

The foregoing description of the Warrants does not purport to be complete and is qualified in its entirety by reference to the full text of the Warrants (Exhibits 10.1 and 10.2 to this Current Report), which are incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

See Item 1.01 above.

Between April 23, 2019 and May 9, 2019, the Company issued an aggregate of 407,016 shares of common stock in exchange for outstanding indebtedness in the aggregate amount of $113,059, inclusive of accrued and unpaid interest.

For each of the securities issuances, the Company relied upon Section 4(a)(2) of the Securities Act of 1933, as amended (the "Act"), as transactions by an issuer not involving any public offering or Section 3(a)(9) of the Act as a security exchanged by an issuer with its existing security holders exclusively where no commission or other remuneration is paid or given directly or indirectly for soliciting such exchange. For each such transaction, the Company did not use general solicitation or advertising to market the securities, the securities were offered to a limited number of persons, the investors had access to information regarding the Company (including information contained in the Company's Annual Report on Form 10-K for the year ended December 31, 2018 and Current Reports on Form 8-K filed with the Securities and Exchange Commission, and press releases made by the Company), and management of the Company was available to answer questions from prospective investors.  The Company reasonably believes that each of the investors is an accredited investor.

Item 9.01	Financial Statements and Exhibits.

(d)   Exhibits.

10.1 Warrant, dated May 7, 2019, issued by the Company to Dale Broadrick, incorporated by reference to Amendment No. 1 to Schedule 13D filed by Mr. Broadrick with the Securities and Exchange Commission on May 9, 2019, wherein such document is identified as Exhibit A.

10.2 Warrant, dated May 7, 2019, issued by the Company to Dale Broadrick, incorporated by reference to Amendment No. 1 to Schedule 13D filed by Mr. Broadrick with the Securities and Exchange Commission on May 9, 2019, wherein such document is identified as Exhibit B.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIORESTORATIVE THERAPIES, INC.

Dated: May 13, 2019	By:	/s/ Mark Weinreb
Mark Weinreb
Chief Executive Officer